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This free writing prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this free writing prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities.

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Copyright 2005 JPMorgan Chase & Co. – All rights reserved. J.P. Morgan Securities Inc. (JPMSI), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Clients should contact analysts and execute transactions through a JPMorgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

	Deal Name		Data
MI Data	MI Flag	Y/N
	% of Pool Covered	%
	Effective LTV	%
WA DTI

DTI Distribution	DTI <10.00%
	DTI 10.00-19.99%
	DTI 20.00-29.99%
	DTI 30.00-39.99%
	DTI 40.00-49.99%
	DTI 50.00-59.99%
	DTI 60.00-69.99%

			Data	Data
Loan Balance Distribution	$ 0-25,000	# & %	189	0.44
	$ 25,001-50,000	# & %	732	2.75
	$ 50,001-75,000	# & %	341	2.20
	$ 75,001-100,000	# & %	416	3.81
	$ 100,001-150,000	# & %	846	10.99
	$ 150,001-200,000	# & %	695	12.55
	$ 200,001-250,000	# & %	520	12.05
	$ 250,001-300,000	# & %	337	9.56
	$ 300,001-350,000	# & %	284	9.51
	$ 350,001-400,000	# & %	191	7.42
	$ 400,001-450,000	# & %	149	6.53
	$ 450,001-500,000	# & %	126	6.18
	$ 500,001-550,000	# & %	80	4.33
	$ 550,001-600,000	# & %	58	3.45
	$ 600,001-650,000	# & %	36	2.32
	$ 650,001-700,000	# & %	14	0.97
	$ 700,001-750,000	# & %	12	0.90
	$ 750,001-800,000	# & %	10	0.79
	$ 800,001-850,000	# & %	6	0.51
	$ 850,001-900,000	# & %	3	0.27
	$ 900,001-950,000	# & %	3	0.29
	$ 950,001-1,000,000	# & %	5	0.51
	> $ 1,000,001	# & %	13	1.66

Please populate column D (&E) with the corresponding pool characteristics in Column B.

-  For values in currency format, omit $.

-  For values in percentage format, provide data to 3 decimal places and omit %.

-  For WAC Net Rate, subtract servicing fee, trustee fee, and initial MI fee.

-  For MI Flag, Y or N.

Balance	WAC	FICO	LTV	Occupancy	Purpose	Property Type	State	City	ZIP	DTI	Documentation
617,500.00	7.300	663	95.00	P	C	SF	CA	SHERMAN OAKS	91411	45.08	Stated Income
679,992.00	6.200	646	80.00	P	P	PUD	HI	KAPOLEI	96707	48.55	Stated Income
744,081.08	6.800	618	80.00	P	C	SF	PA	GLADWYNE	19035	29.47	Stated Income
667,500.00	6.850	752	74.17	P	C	SF	VA	ALEXANDRIA	22308	41	Full Doc
975,000.00	6.750	695	75.00	P	P	SF	VA	VIRGINIA BEACH	23455	45.7	Stated Income
622,453.53	6.990	645	78.00	P	C	SF	NY	BRIARCLIFF MANOR, T/O OSSINING	10510	28.65	Stated Income
623,913.35	8.750	546	50.00	P	C	C	NY	NEW YORK	10017	43.71	Stated Income
1,200,000.00	5.850	647	68.53	P	P	SF	NJ	LONG BRANCH	7740	26.09	Limited Income
752,858.48	6.000	562	65.00	P	C	PUD	NY	T/O NORTH CASTLE	10504	51.2	Full Doc
615,690.26	6.125	614	65.00	P	C	2-4 Family	CA	GARDEN GROVE	92844	37.36	Stated Income
614,934.29	7.200	655	92.00	P	C	2-4 Family	CA	FILLMORE	93015	39.48	Stated Income
998,402.22	5.800	632	59.52	P	C	SF	CA	LOS ANGELES	90065	47.35	Full Doc
1,111,383.29	6.900	568	73.00	P	C	SF	CA	RANCHO PALOS VERDES	90275	36.25	Full Doc
765,000.00	5.750	621	75.00	P	C	SF	CA	LAGUNA NIGUEL	92677	43.03	Stated Income
603,000.00	5.050	718	83.17	P	C	SF	CA	SAN JOSE	95123	31.62	Full Doc
674,296.82	7.350	577	79.88	P	C	SF	CA	FAIR OAKS	95628	45.65	Stated Income
998,402.22	5.800	676	80.00	P	C	SF	CA	SANTA ROSA	95409	43.48	Stated Income
687,925.04	5.990	785	82.14	P	P	SF	CA	AMERICAN CANYON	94503	48.94	Stated Income
615,000.00	5.050	816	61.50	P	C	SF	CA	SAN JOSE	95129	40.48	Stated Income
803,284.48	7.750	566	73.18	P	R	SF	CA	LOS ANGELES	90056	49.36	Stated Income
1,540,000.00	6.990	675	61.60	P	C	SF	WA	BELLEVUE	98006	43.26	Stated Income
1,525,000.00	5.850	697	78.01	P	C	SF	CA	REDLANDS	92373	35.52	Full Doc
623,200.00	6.990	668	80.00	P	P	SF	CA	LA CANADA FLINTRIDGE	91011	42.99	Stated Income
795,999.99	6.950	590	80.00	P	C	PUD	CA	CONCORD	94521	39.78	Stated Income
785,224.96	6.200	741	90.00	P	C	PUD	CA	ARROYO GRANDE	93420	47.99	Stated Income
687,925.04	5.990	632	55.20	P	C	PUD	CA	VISTA	92084	42.7	Stated Income
656,000.00	6.350	683	80.00	P	C	SF	CA	TORRANCE	90503	49.5	Stated Income
628,000.00	7.250	665	80.00	P	P	SF	CA	BRENTWOOD	94513	44.67	Stated Income
740,999.99	6.990	588	65.00	P	C	SF	DC	WASHINGTON	20016	37.03	Stated Income
1,157,130.80	7.000	630	72.50	P	C	SF	TX	FRISCO	75034	46.49	Stated Income
637,980.02	7.150	666	90.00	S	P	SF	CT	LITCHFIELD	6759	52.31	Stated Income
982,644.82	6.300	615	72.12	P	C	SF	CT	WESTPORT	6880	39.11	Full Doc
840,000.00	5.150	626	33.60	P	C	SF	CT	COS COB	6807	48.4	Full Doc
1,047,397.76	6.990	604	60.71	P	C	SF	NJ	BRIGANTINE	8203	53.85	Stated Income
637,495.49	7.250	656	90.00	P	C	SF	CO	FRANKTOWN	80116	44.79	Stated Income
808,805.86	7.550	643	90.00	P	P	SF	NV	LAS VEGAS	89146	12.41	Full Doc
673,873.94	8.950	503	69.23	P	C	SF	NY	WHITE PLAINS	10606	43.63	Stated Income
748,051.87	6.750	611	62.50	P	C	2-4 Family	NY	BROOKLYN	11217	48.99	Stated Income
612,136.73	6.850	641	95.00	P	C	2-4 Family	NY	PORT CHESTER	10573	44.44	Stated Income
766,844.80	6.990	591	64.06	P	C	SF	NY	NEW ROCHELLE	10804	44.21	Full Doc
613,402.54	6.750	594	69.49	P	C	SF	NJ	MORGANVILLE	7751	40.67	Stated Income
620,079.43	7.425	650	89.93	P	P	2-4 Family	NY	WHITE PLAINS	10601	49.54	Stated Income
624,443.67	6.400	657	80.00	P	C	2-4 Family	NY	MIDDLE VILLAGE	11379	45.93	Stated Income
621,403.89	6.650	588	75.00	S	C	SF	NY	CHERRY GROVE	11782	33.42	Full Doc
997,690.77	7.350	603	83.33	P	C	PUD	NC	RALEIGH	27614	26.2	Full Doc
640,000.00	6.550	663	80.00	P	C	SF	RI	CRANSTON	2905	44.99	Stated Income
950,000.00	6.150	648	79.83	P	C	PUD	CA	ALISO VIEJO	92656	37.48	Stated Income
708,000.00	7.150	636	80.00	P	C	PUD	CA	SANTA CLARITA	91390	43.96	Stated Income
935,000.00	6.400	632	85.00	P	C	C	CA	SAN CLEMENTE	92672	33.47	Full Doc
704,669.56	6.200	742	85.94	P	P	C	CA	TORRANCE	90503	47.55	Stated Income
703,200.00	5.990	695	80.00	P	P	SF	CA	APTOS	95003	53.76	Full Doc
1,197,781.96	6.400	618	60.00	P	C	PUD	CA	LA QUINTA	92253	55.35	Limited Income
602,786.84	6.300	560	65.00	P	C	2-4 Family	CA	LOS ANGELES	90042	49.97	Stated Income
600,032.69	8.190	774	90.00	P	P	SF	IL	WHEELING	60090	0	No Income No Asset
766,600.16	5.490	699	70.00	P	C	SF	TX	HOUSTON	77007	47.47	Stated Income
640,326.52	7.550	599	85.00	P	P	PUD	FL	PALM CITY	34990	41.99	Stated Income
860,489.29	7.300	607	75.00	P	C	PUD	FL	WELLINGTON	33414	38.72	Stated Income
756,000.00	6.100	713	90.00	P	C	SF	CA	HUNTINGTON BEACH	92646	46.99	Stated Income
919,769.00	6.550	636	72.14	P	C	PUD	CA	VALLEY CENTER	92082	42.97	Stated Income
688,500.00	5.950	778	90.00	P	P	PUD	CA	SAN MARCOS	92078	37.1	Full Doc
620,000.00	5.950	690	80.00	P	P	SF	CA	SAN DIEGO	92129	52.27	Full Doc
617,761.37	5.800	565	75.00	P	C	SF	CA	SANTA CRUZ AREA	95065	43.95	Full Doc
640,000.00	6.700	603	80.00	P	C	SF	CA	OAKLAND	94618	30.54	Stated Income
637,498.16	5.400	650	85.00	P	C	SF	CA	CERRITOS	90703	41.92	Full Doc
625,600.00	5.500	617	80.00	P	P	SF	CA	EL CAJON	92019	47.23	Full Doc
1,050,000.00	6.375	685	61.76	P	C	SF	PA	WYNNEWOOD	19096	29.66	Stated Income
1,500,568.14	6.100	644	70.00	P	C	SF	MN	WAYZATA	55391	29.96	Stated Income
710,999.25	6.850	667	90.00	P	C	SF	CA	RANCHO CUCAMONGA	91739	41.26	Stated Income
731,919.84	6.300	579	56.46	P	C	SF	CA	SAN DIEGO	92106	50.98	Stated Income
1,425,000.00	6.300	611	59.38	P	R	PUD	CA	NEWPORT BEACH	92660	38.127	Stated Income
633,803.41	6.300	602	72.16	P	C	PUD	CA	HAYWARD	94544	50.25	Full Doc
642,399.99	5.600	701	80.00	P	P	SF	CA	CERRITOS	90703	14.62	Full Doc
653,204.23	4.990	551	85.00	P	C	PUD	CA	MILPITAS	95035	48.58	Full Doc
1,080,000.00	6.250	646	77.98	P	R	PUD	CA	SAN JOSE	95138	44.76	Stated Income
732,575.42	5.500	567	70.00	P	C	SF	CA	DANVILLE	94506	28.72	Stated Income
631,003.69	5.850	704	80.00	P	P	SF	CA	DALY CITY	94015	49.44	Stated Income
1,020,000.00	5.400	686	80.00	P	C	SF	CA	MILL VALLEY	94941	54	Full Doc
658,542.08	5.900	695	82.16	P	C	SF	CA	WATSONVILLE	95076	43.05	Stated Income
611,250.00	5.850	617	75.00	P	C	SF	CA	CASTROVILLE	95012	48.22	Stated Income
721,215.31	7.200	745	95.00	P	P	2-4 Family	CA	RICHMOND	94804	37.5	Stated Income
612,423.34	5.550	790	87.82	P	P	SF	CA	SALINAS	93901	49.35	Full Doc
1,224,767.72	5.650	643	60.64	P	P	SF	CA	GILROY	95020	25.02	Stated Income
895,000.01	5.500	623	69.92	P	C	SF	CA	LIVERMORE	94550	32.87	Full Doc
602,000.00	7.100	614	70.00	P	C	SF	CA	KELSEYVILLE	95451	50.48	Stated Income
777,750.00	6.100	662	85.00	P	C	SF	CA	MORGAN HILL	95037	43.74	Stated Income
605,600.00	6.150	668	80.00	P	P	SF	CA	UNION CITY	94587	46.08	Stated Income
641,750.00	7.250	651	85.00	P	C	SF	CA	SEASIDE	93955	44.29	Stated Income
646,000.00	6.750	601	95.00	P	C	SF	CA	TURLOCK	95380	53.65	Full Doc
698,376.21	7.325	723	58.33	I	C	2-4 Family	MA	BOSTON	2113	20.151	Stated Income
737,899.67	7.500	770	89.25	P	R	SF	MA	SHARON	2067	40.6	Stated Income
720,000.00	5.600	655	80.00	P	C	2-4 Family	DC	WASHINGTON	20001	51.84	Full Doc
823,589.25	6.800	628	75.00	P	C	SF	AZ	SCOTTSDALE	85255	32.22	Full Doc
639,898.00	7.050	687	98.46	P	P	SF	MD	BOWIE	20720	44.76	Stated Income
654,613.86	5.700	703	80.00	P	P	SF	NJ	PRINCETON JUNCTION	8550	43.76	Full Doc
837,229.05	5.500	725	60.00	P	C	SF	CO	BOULDER	80301	36.17	Full Doc
870,753.23	5.375	731	54.69	P	C	SF	CA	NEWPORT BEACH	92661	47.07	Stated Income
760,774.74	5.500	792	63.75	P	C	PUD	CA	SAN CLEMENTE	92673	44.48	Full Doc
657,535.28	6.375	521	57.39	P	C	SF	CA	LOS ANGELES	91316	44.95	Stated Income
647,502.45	5.375	794	61.03	P	P	PUD	CA	SIMI VILLEY	93065	40.4	Stated Income
679,949.10	5.990	702	64.95	P	C	SF	NJ	TEANECK	7666	45.44	Stated Income
758,081.60	6.900	682	80.00	P	P	SF	NJ	RUTHERFORD	7070	40.26	Stated Income
815,000.00	6.550	652	64.94	P	C	SF	NJ	FORT LEE	7024	42.86	Stated Income

Product Type	WA IO Term	Number of Loans	Loan Balance	Avg. Loan Balance	% of Total IO	% of Total Pool	WA FICO	WA CLTV	% Owner Occupied	% Purchase	% Investor	WA DTI	% Full Doc
2/28 ARM IO	60	614	204,856,493.42	333,642.50	77.32	21.16	653	81.29	99.15	38.09	0.43	41.88	40.48
3/27 ARM IO	60	35	13,202,588.89	377,216.83	4.98	1.36	672	79.99	100.00	29.25	0.00	39.14	68.46
5/25 ARM IO	60	90	32,488,481.09	360,983.12	12.26	3.36	671	79.95	99.27	33.95	0.73	42.48	49.98
Fixed 30 Year IO	60	37	14,410,385.65	389,469.88	5.44	1.49	676	77.62	100.00	14.05	0.00	44.1	47.12
Totals:	60	776	264,957,949.05	341,440.66	100.00	27.37	657	80.86	99.25	35.83	0.42	41.94	43.40

Please fill out chart with the appropriate characteristics for each rep line.  Please note '% of total IO' should add up to 100%.  Columns G, I, J, L, and M refer to % within the specific product type so they should not sum to 100%.

Initial Periodic Caps
Product Type	1.00%	1.50%	2.00%	2.50%	3.00%	3.50%	4.00%	4.50%	5.00%
2/28 ARM IO	0.00%	0.00%	0.22%	0.00%	99.78%	0.00%	0.00%	0.00%	0.00%
3/27 ARM IO	3.68%	0.00%	0.00%	0.00%	96.32%	0.00%	0.00%	0.00%	0.00%
5/25 ARM IO	0.00%	0.00%	0.91%	0.00%	99.09%	0.00%	0.00%	0.00%	0.00%
Fixed 30 Year IO	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Please fill out with total value dollars for loans in the pool that fall into teach cell of the matrix.

Percentage by range					Loans without MI
					FICOs
		<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
	<20	0.00	0.00	0.07	0.09	0.10	0.03	0.01	0.00
	20-30	0.01	0.00	0.07	1.07	1.80	0.77	0.21	0.07
	30-40	0.01	0.00	0.07	0.25	0.22	0.10	0.04	0.00
	40-50	0.01	0.00	0.36	0.41	0.59	0.24	0.09	0.01
LTVs	50-60	0.03	0.03	0.84	1.50	1.56	0.84	0.33	0.21
	60-70	0.08	0.02	2.25	2.26	3.17	1.79	0.79	0.34
	70-80	0.08	0.08	2.97	4.11	5.78	3.46	1.33	0.46
	80-90	0.07	0.05	4.04	7.22	12.02	11.66	4.26	1.73
	90-100	0.07	0.01	0.90	1.94	4.82	3.75	2.09	0.81
	>100	0.00	0.00	0.00	0.16	2.04	0.97	0.34	0.05

Loans with MI
FICOs
		<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
<20
20-30
30-40
40-50
LTVs	50-60
60-70
70-80
80-90
90-100
>100

Loan Count					Loans without MI
					FICOs
		<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
	<20	0.00	0.00	0.20	0.34	0.39	0.14	0.04	0.02
	20-30	0.06	0.00	0.20	5.82	8.92	3.22	0.79	0.26
	30-40	0.02	0.00	0.12	0.34	0.26	0.12	0.04	0.00
	40-50	0.02	0.00	0.47	0.53	0.61	0.22	0.08	0.02
LTVs	50-60	0.04	0.04	0.79	1.40	1.26	0.65	0.16	0.16
	60-70	0.14	0.02	2.23	1.82	2.27	1.22	0.45	0.18
	70-80	0.10	0.06	2.96	3.30	3.99	2.29	0.93	0.32
	80-90	0.14	0.06	4.17	7.28	10.68	8.55	2.98	1.07
	90-100	0.06	0.02	0.91	2.05	4.15	2.63	1.22	0.51
	>100	0.00	0.00	0.00	0.16	2.25	0.83	0.28	0.02
	#

Loans with MI
FICOs
		<450	451-500	501-550	551-600	601-650	651-700	701-750	>750
<20
20-30
30-40
40-50
LTVs	50-60
60-70
70-80
80-90
90-100
>100

Please provide a breakdown of percentages for each cell of the matrix for loans that fall within the appropriate category brokendown between loans with MI and loans without MI as well as the loan count for each breakdown in the matrices below.  The sum of the percentages for the with MI and without MI percentages should equal 100%.  The sum of the loans in the matrices below should equal the number of loans in the pool.  If FICO is not available for loan, default to <450 bucket.  If deal does not have MI, provide data for the entire pool in the "Loans without MI" matrix.